EXHIBIT 10.2
OMNIBUS AMENDMENT
TO MASONITE INTERNATIONAL CORPORATION
RESTRICTED STOCK UNIT AGREEMENTS,
PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT, AND STOCK APPRECIATION RIGHTS AGREEMENTS
THIS OMNIBUS AMENDMENT TO MASONITE INTERNATIONAL CORPORATION RESTRICTED STOCK UNIT AGREEMENTS, PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT, AND STOCK APPRECIATION RIGHTS AGREEMENTS (this “Amendment”), is made effective as of May 14, 2019, by and between Masonite International Corporation, a British Columbia corporation (the “Company”), and Frederick J. Lynch (the “Executive”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the applicable Award Agreement (as defined below).

WHEREAS, the Company has granted restricted stock units (“RSUs”), performance restricted stock units (“PRSUs”), and stock appreciation rights (“SARs”) to the Executive pursuant to the Masonite International Corporation Amended and Restated 2012 Equity Incentive Plan, as amended from time to time (the “Plan”), and the following award agreements thereunder (collectively, the “Award Agreements”):

• Restricted Stock Unit Agreement, dated as of February 27, 2017 (for 7,285 RSUs);
• Restricted Stock Unit Agreement, dated as of February 27, 2018 (for 9,207 RSUs), (collectively, the “RSU Agreements”);
• Performance Restricted Stock Unit Agreement, dated as of February 27, 2017 (for 21, 857 PSUs);
• Performance Restricted Stock Unit Agreement, dated as of February 27, 2018 (for 27,623 PRSUs), (collectively, the “PRSU Agreement”);
• Stock Appreciation Rights Agreement, dated as of December 12, 2009 (for 64,426 SARs);
• Stock Appreciation Rights Agreement, dated as of July 5, 2011 (for 87,708 SARs);
• Stock Appreciation Rights Agreement, dated as of August 6, 2013 (for 72,000 SARs);
• Amended and Restated Stock Appreciation Rights Agreement, dated as of February 29, 2016 (for 33,432 SARs);
• Stock Appreciation Rights Agreement, dated as of February 27, 2017 (for 24,765 SARs); and
• Stock Appreciation Rights Agreement, dated as of February 27, 2018 (for 32,130 SARs) (collectively, the “SAR Agreements”) (the RSU Agreements, the PRSU Agreement and the SAR Agreements are collectively referred to as the “Award Agreements”).

WHEREAS, effective as of June 2, 2019 (the “Effective Date”), the Executive shall retire from employment with the Company and enter into a consulting agreement pursuant to which the Executive will be retained as a consultant to perform certain consulting services for the Company in accordance with the terms and conditions thereof (the “Consulting Agreement”); and

WHEREAS, the Executive and the Company mutually desire to amend each of the Award Agreements to reflect certain changes to the terms thereof relating to continued service and vesting as set forth herein.
NOW, THEREFORE, as of the Effective Date, each of the Award Agreements is hereby amended as follows:
RSU Agreements
1.  Section 3 (Vesting) of each of the RSU Agreements is hereby amended by substituting the terms “providing services to” for the terms “employed by” where such latter terms appear in Section 3(a) thereof.
PRSU Agreements
2.  Section 3 (Vesting) of the PRSU Agreement is hereby amended by substituting the term “service” for the term “employment” where such latter term appears in Subsection 3(a)(ii) thereof.
SAR Agreements
3.  Section 3(b) (Accelerated Vesting) of the 2016, 2017 and 2018 SAR Agreements is hereby amended and restated in its entirety as follows:
“(b) RESERVED.”
4.  Section 4 of each of the SAR Agreements is hereby amended and restated in its entirety as follows:
“Termination.” In the event of the Participant’s Termination for any reason, the vested portion of the SAR shall remain exercisable for ninety (90) days from the date of such Termination, but in no event beyond the expiration of the stated term of this SAR.”

RSU Agreements and PRSU Agreement
5.  Subsections 3(b) (Certain Terminations) and 3(c) (Change in Control) of each of the RSU Agreements and the PRSU Agreements are hereby amended and restated in their entirety as follows:
“(b) RESERVED.
“(c) RESERVED.”
6.  Section 7 (Restrictive Covenants) of each of the RSU Agreements and the PRSU Agreement and Section 8 of each of the SAR Agreements are hereby amended by substituting the terms “service” and “provide services to” for the terms “employment” and “be employed by,” respectively, where such latter terms appear in Subsections 7(a), 7(b) and 7(c) of the RSU

Agreements and the PRSU Agreement and in Subsections 8(a), 8(b) and 8(c) of the SAR Agreements, respectively.
7.  The section entitled “No Right to Employment” of each of the Award Agreements is hereby deleted in its entirety and replaced with the following new section:
“No Right to Service. Any questions as to whether and when there has been a termination of such service and the cause of such termination shall be determined in the sole discretion of the Committee. Nothing in this Agreement shall interfere with or limit in any way the right of the Company to terminate the Participant’s service at any time, for any reason and with or without cause.”

8.  The definition of “Non-Compete Period” of each of the Award Agreements is hereby amended and restated in its entirety as follows:
“Non-Compete Period” means the period beginning on June 3, 2019 and ending one year after the termination of Participant’s consulting agreement.
9. This Amendment shall be and is hereby incorporated in and forms a part of each of the Award Agreements.
10. All other terms and provisions of each of the Award Agreements shall remain unchanged except as specifically modified herein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

MASONITE INTERNATIONAL CORPORATION
By:___________________________
Name:
Title:

EXECUTIVE

By:___________________________
Frederick J. Lynch
4